FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial risk management [Abstract]
Disclosure of financial risk management [text block]
22. Financial risk management
The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, market risk and other price risks. Where material, these risks are reviewed and monitored by the Board of Directors.

(a) Credit risk
Credit risk is the risk of an unexpected loss if a party to the Company’s financial instruments fails to meet its contractual obligations. The Company’s financial assets are primarily composed of cash and cash equivalents, and trade and other receivables. Credit risk is primarily associated with trade and other receivables; however, it also arises on cash and cash equivalents, gold and copper price options, and copper forward contracts. To mitigate exposure to credit risk, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness, and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company sells its gold exclusively to large international organizations with strong credit ratings. The historical level of customer defaults is minimal and, as a result, the credit risk associated with gold and copper concentrate trade receivables at December 31, 2017 is not considered to be high.

The Company’s maximum exposure to credit risk is as follows:

	Year ended December 31
(in millions of U.S. dollars)	2017	2016
Credit risk exposure
Cash and cash equivalents	216.2	185.9
Trade receivables	27.1	37.1
Gold price option contracts	-	17.6
Copper forward contracts	-	0.3
Total financial instrument exposure to credit risk	243.3	240.9

A significant portion of the Company’s cash and cash equivalents is held in large Canadian financial institutions. Short-term investments (including those presented as part of cash and cash equivalents) are composed of financial instruments issued by Canadian banks with high investment-grade ratings and the governments of Canada and the U.S.

The Company employs a restrictive investment policy as detailed in the capital risk management section, which is described in Note 21.

The aging of trade and other receivables is as follows:

	As at December 31
(in millions of U.S. dollars)	0-30 days	31-60 days	61-90 days	91-120 days	Over 120 days	2017 Total	2016 Total
Aging trade and other receivables
Rainy River	6.0	4.8	6.1	-	0.4	17.3	5.2
New Afton	(2.3)	3.7	-	-	-	1.4	22.5
Mesquite	0.2	-	-	-	0.5	0.7	0.2
Peak Mines(1)	-	-	-	-	-	-	1.3
Cerro San Pedro	4.3	0.5	0.5	0.5	0.5	6.3	5.5
Blackwater	0.4	-	-	-	-	0.4	0.3
Corporate	1.0	-	-	-	-	1.0	2.1
Total trade and other receivables	9.6	9.0	6.6	0.5	1.4	27.1	37.1
1.	Trade and other receivables as at December 31, 2017 are presented excluding sales generated from Peak Mines, which has been classified as a discontinued operation for the year ended December 31, 2017.

The Company sells its gold and copper concentrate production from New Afton to four different customers under off-take contracts. The Company sells its gold and copper concentrate production from Peak Mines to one customer under an off-take contract.

The Company is not economically dependent on a limited number of customers for the sale of its gold and other metals because gold and other metals can be sold through numerous commodity market traders worldwide.

(b) Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure and financial leverage, as outlined in Note 21.

The following table shows the contractual maturities of debt commitments. The amounts presented represent the future undiscounted principal and interest cash flows, and therefore, do not equate to the carrying amounts on the consolidated statements of financial position.

As at December 31
(in millions of U.S. dollars)	< 1 year	1-3 years	4-5 years	After 5 years	2017 Total	2016 Total
Debt commitments
Trade and other payables	153.7	-	-	-	153.7	169.2
Long-term debt	-	230.0	500.0	300.0	1,030.0	900.0
Interest payable on long-term debt	43.5	100.8	100.8	47.8	292.9	252.5
Gold stream obligation	24.7	52.4	54.8	158.6	290.5	277.7
Total debt commitments	221.9	383.2	655.6	506.4	1,767.1	1,599.5

The Company’s future operating cash flow and cash position are highly dependent on metal prices, including gold, silver and copper, as well as other factors. Taking into consideration the Company’s current cash position, volatile equity markets, and global uncertainty in the capital markets, the Company is continually reviewing expenditures and assessing business opportunities to enhance liquidity in order to ensure adequate liquidity and flexibility to support its growth strategy, including the development of its projects, while continuing production at its current operations. A period of continuous low gold and copper prices may necessitate the deferral of capital expenditures which may impact the timing of development work and project completion, as well as production from mining operations. In addition, in such a price environment, the Company may be required to adopt one or more alternatives to increase liquidity.

(c) Currency Risk
The Company operates in Canada, the United States, Australia, and Mexico. As a result, the Company has foreign currency exposure with respect to items not denominated in U.S. dollars. The three main types of foreign exchange risk for the Company can be categorized as follows:

(i) Transaction exposure
The Company’s operations sell commodities and incur costs in different currencies. This creates exposure at the operational level, which may affect the Company’s profitability as exchange rates fluctuate.

(ii) Exposure to currency risk
The Company is exposed to currency risk through the following assets and liabilities denominated in currencies other than the U.S. dollar: cash and cash equivalents, investments; accounts receivable, accounts payable and accruals, reclamation and closure cost obligations.

The currencies of the Company’s financial instruments and other foreign currency denominated liabilities, based on notional amounts, were as follows:

As at December 31, 2017
(in millions of U.S. dollars)	CAD	AUD	MXN
Exposure to currency risk
Cash and cash equivalents	16.6	5.9	1.5
Trade and other receivables	19.5	-	6.2
Income tax receivable	0.4	-	4.2
Deferred tax asset	130.5	-	-
Trade and other payables	(141.6)	-	(11.5)
Deferred tax liability	(183.9)	-	(0.1)
Reclamation and closure cost obligations	(84.6)	-	(11.7)
Performance share units and restricted share units	(2.6)	-	-
Total exposure to currency risk	(245.7)	5.9	(11.4)

As at December 31, 2016
(in millions of U.S. dollars)	CAD	AUD	MXN
Exposure to currency risk
Cash and cash equivalents	95.3	4.6	1.2
Trade and other receivables	8.0	0.5	5.5
Income tax (payable) receivable	(1.1)	(4.5)	3.1
Deferred tax asset	173.3	14.0	0.9
Trade and other payables	(118.3)	(12.0)	(16.2)
Deferred tax liability	(321.1)	(26.1)	(0.5)
Reclamation and closure cost obligations	(36.5)	(13.6)	(12.2)
Warrants	(1.3)	-	-
Employee benefits	(1.1)	(7.9)	-
Restricted share units	(2.8)	-	-
Total exposure to currency risk	(205.6)	(45.0)	(18.2)

(iii) Translation exposure
The Company’s functional and reporting currency is U.S. dollars. The Company’s operations translate their operating results from the host currency to U.S. dollars. Therefore, exchange rate movements in the Canadian dollar, Australian dollar, and Mexican peso can have a significant impact on the Company’s consolidated operating results. A 10% strengthening (weakening) of the U.S. dollar against the following currencies would have decreased (increased) the Company’s net loss from the financial instruments presented by the amounts shown below.

	Year ended December 31
(in millions of U.S. dollars)	2017	2016
Impact of 10% change in foreign exchange rates
Canadian dollar	24.6	20.5
Australian dollar	(0.6)	4.6
Mexican peso	1.1	1.8

(d) Interest Rate Risk
Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The majority of the Company’s outstanding debt obligations are fixed and are therefore not exposed to changes in market interest rates. The Credit Facility interest is variable and a 1% change in interest rates would result in a difference of approximately $1.4 million in interest paid for the year ended December 31, 2017.

The Company is exposed to interest rate risk on its cash and cash equivalents. Interest earned on cash and cash equivalents is based on prevailing money market and bank account interest rates which may fluctuate. A 1.0% change in the interest rate would result in a difference of approximately $2.0 million in interest earned by the Company for the year ended December 31, 2017. The Company has not entered into any derivative contracts to manage this risk.

(e) Metal and Input Price Risk
The Company’s earnings, cash flows and financial condition are subject to price risk due to fluctuations in the market price of gold, silver and copper. Gold prices have historically fluctuated widely and are affected by numerous factors beyond the Company’s control, including:

•	the strength of the U.S. economy and the economies of other industrialized and developing nations;
•	global or regional political or economic conditions;
•	the relative strength of the U.S. dollar and other currencies;
•	expectations with respect to the rate of inflation;
•	interest rates;
•	purchases and sales of gold by central banks and other large holders, including speculators;
•	demand for jewellery containing gold; and
•	investment activity, including speculation, in gold as a commodity.

For the year ended December 31, 2017, the Company’s revenue and cash flows were impacted by gold prices in the range of $1,151 to $1,346 per ounce, and by copper prices in the range of $2.49 to $3.27 per pound. Metal price declines could cause continued development of, and production from, the Company’s properties to be uneconomic. There is a time lag between the shipment of gold and copper and final pricing, and changes in pricing can impact the Company’s revenue and working capital position. The Company’s exposure to changes in copper prices has been significantly reduced during 2018 as the Company has entered into copper price option contracts (whereby it sold a series of call option contracts and purchased a series of put option contracts) to reduce exposure to changes in copper prices. The details of the remaining contracts as at December 31, 2017 can be found in Note 14.

Reserve calculations and mine plans using significantly lower gold, silver, copper and other metal prices could result in significant reductions in mineral reserve and resource estimates and revisions in the Company’s life-of-mine plans, which in turn could result in material write-downs of its investments in mining properties and increased depletion, reclamation and closure charges.  Depending on the price of gold or other metals, the Company may determine that it is impractical to commence or, if commenced, to continue commercial production at a particular site.  Metal price fluctuations also create adjustments to the provisional prices of sales made in previous periods that have not yet been subject to final pricing, and these adjustments could have an adverse impact on the Company’s financial results and financial condition. Any of these factors could result in a material adverse effect on the Company’s results of operations and financial condition.

The Company is also subject to price risk for fluctuations in the cost of energy, principally electricity and purchased petroleum products. The Company’s costs are affected by the prices of commodities and other inputs it consumes or uses in its operations, such as lime, sodium cyanide and explosives. The prices of such commodities and inputs are influenced by supply and demand trends affecting the mining industry in general and other factors outside the Company’s control. Increases in the price for materials consumed in the Company’s mining and production activities could materially adversely affect its results of operations and financial condition.

An increase in gold, copper and silver prices would decrease the Company’s net loss whereas an increase in fuel or restricted share unit vested prices would increase the Company’s net loss. A 10% change in commodity prices would impact the Company’s net earnings before taxes and other comprehensive income before taxes as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
(in millions of U.S. dollars)	Net Earnings	Other Comprehensive Income	Net Earnings	Other Comprehensive Income
Impact of 10% change in commodity prices
Gold price	52.5	-	47.4	-
Copper price	9.0	-	22.1	-
Silver price	1.1	-	1.4	-
Fuel price	4.6	0.3	3.5	0.1